Exhibit 10.2 Grant # OT002556 LAURA MACDONALD COGNEX CORPORATION STOCK OPTION AGREEMENT (NON-QUALIFIED) UNDER 2007 STOCK OPTION AND INCENTIVE PLAN As Amended and Restated AGREEMENT entered into as of 05/01/2019, by and between COGNEX CORPORATION, a Massachusetts corporation (the "Company") and the undersigned employee of the Company or one of its subsidiaries (the "Optionee"). Recitals: 1. The Company desires to afford the Optionee an opportunity to purchase shares of its common stock ($0.002 par value) ("Shares") to carry out the purposes of the Cognex Corporation 2007 Stock Option and Incentive Plan, As Amended and Restated (the "Plan"). 2. Section 2(d) of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option. ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows: 1. Grant of Option The Company hereby grants to the Optionee a non-qualified stock option (the "Option") to purchase all or any part of an aggregate of 10000 Shares on the terms and conditions hereinafter set forth, and the terms and conditions set forth in the Plan. 2. Purchase Price The purchase price ("Purchase Price") for the Shares covered by the Option shall be $48.28 3. Time and Manner of Exercise of Option 3.1 The Option shall not be exercisable prior to 05/01/2022. Thereafter, the Option shall only be exercisable, in the amounts and on or after the vesting dates as follows: Shares Becoming Available On or After for Exercise 05/01/2022 10000

STOCK OPTION AGREEMENT (NON-QUALIFIED) PAGE 2 Notwithstanding the foregoing, the Option shall not be exercisable until such time that the Optionee and the Company have duly executed all of the agreements required at the time of grant of the Option by the Company for 1) full-time employment by the Company, if the Optionee is an employee of the Company, including, but not limited to, the Company's Employee, Invention, Non-Disclosure and Non- Competition Agreement, or 2) consultancy by the Company, if the optionee is a consultant to the Company, including, but not limited to, the Company's Consultant Agreement, or 3) directorship of the Company, if the Optionee is a director of the Company, including, but not limited to, the Company's Confidentiality and Non-Competition Agreement. 3.2 To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full of the Purchase Price for such Shares, which payment may, at the Optionee's request and in the Company's sole discretion, be in whole or in part in shares of the common stock of the Company already owned by the person or persons exercising the Option, valued at fair market value. If such stock is traded on the NASDAQ Global Select Market System, the price shall be the last reported sale price of the stock reported by NASDAQ on such date or if no stock is traded on such date the next preceding date on which stock was traded. The Option may also be exercised by means of a broker-assisted cashless exercise method contemplated by Section 7(a) of the Plan. 3.3 The Company shall at all times during the term of the Option reserve and keep available such number of shares of its common stock as will be sufficient to satisfy the requirements of the Option, shall pay all original issue and transfer taxes with respect to the issue and transfer of Shares pursuant hereto, and all other fees and expenses necessarily incurred by the Company in connection therewith. The holder of this Option shall not have any of the rights of a stockholder of the Company in respect of the Shares until one or more certificates for such Shares shall be delivered to him upon the due exercise of the Option. 3.4 Optionee agrees that he/she will not claim, now or at any time in the future, whether during Optionee's affiliation with the Company (i.e. during Optionee's employment if an employee, or during Optionee's consultancy engagement if a consultant, or during Optionee's tenure as a director if a director of Company) or after such affiliation has terminated (either voluntarily or involuntarily and whether with or without cause), that Optionee should be entitled to exercise any of the then remaining unvested shares prior to the vesting dates for any reason, including, but not limited to, any claim for services, contributions or efforts made by Optionee on behalf of Cognex during his/her affiliation with Cognex. 4. Term of Option 4.1 The Option shall terminate on 05/01/2029, but shall be subject to earlier termination as hereinafter provided. 4.2 In the event that the Optionee ceases to be affiliated with the Company (or one of its subsidiaries) by reason of termination of his or her employment (whether voluntary or involuntary and whether with or without cause), consultancy or directorship, the Option may be exercised, only to the extent then exercisable under Section 3.1 within seven (7) business days after the date on which the Optionee ceased his or her such affiliation with the Company unless termination (a) was by the Company for

STOCK OPTION AGREEMENT (NON-QUALIFIED) PAGE 3 cause or was by the Optionee in breach of an employment, consulting or directorship contract, in any of which cases the Option shall terminate immediately at the time the Optionee ceases his or her affiliation with the Company and shall not be exercisable, (b) was because the Optionee has become disabled (within the meaning of Section 105(d)(4) of the Internal Revenue Code of 1986, as amended), or (c) was by reason of the death of the Optionee. In the case of disability, the Option may be exercised, to the extent then exercisable under Section 3.1, at any time within twelve (12) months after the date of termination of his or her such affiliation with the Company, but in any event prior to the expiration of ten (10) years from the date hereof. 4.3 In the event of the death of the Optionee, the Option may be exercised, to the extent the Optionee was entitled to do so on the date of his or her death under the provisions of Section 3.1 by the estate of the Optionee or by any person or persons who acquire the right to exercise the Option by bequest or inheritance or otherwise by reason of the death of the Optionee. In such circumstances, the Option may be exercised at any time within twelve (12) months after the date of death of the Optionee, but in any event prior to the expiration of ten (10) years from the date hereof. 5. Transferability of Options The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him, except that (i) the Optionee may transfer the Option to the Optionee's spouse or children or to a trust for the benefit of the Optionee or the Optionee's spouse or children and (ii) the Optionee may transfer the Option pursuant to a divorce decree or other domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended (or the rules thereunder). The Option shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon the Option. 6. Severability Each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. In the event that any provision hereof or any obligation or grant, or rights by the undersigned hereunder is found invalid or unenforceable pursuant to judicial decree or decision, any such provision, obligation, or grant of right shall be deemed and construed to extend only to the maximum permitted by law, and the remainder of this Agreement shall remain valid and enforceable according to its terms. 7. Withholding Taxes Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

STOCK OPTION AGREEMENT (NON-QUALIFIED) PAGE 4 8. No Special Rights Nothing contained in the Plan or in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the affiliation of the Optionee as either an employee or consultant or director, with the Company for the period within which this Option may be exercised. If Optionee is an employee of the Company, he/she acknowledges the he/she is an employee “at will” and that Company provides no guarantee or assurance of the Optionee's employment with Company prior to or after the vesting dates contained in Section 3 above. 9. Non-Competition The Optionee reaffirms his/her promise to be bound by the non-competition provision as stated in the Employee Invention, Non-Disclosure and Non-Competition Agreement entered into between the Optionee and the Company (the “Employment Agreement”). The Optionee agrees that the granting of this Option and any pre-tax gains realized by the Optionee pursuant to the exercise of this Option (along with other good and valuable consideration including, but not limited to employment by the Company, salary and other Company-provided benefits) are additional and sufficient consideration for the Optionee's performance of his/her non-competition obligations as stated in the Optionee's Employment Agreement. Optionee agrees that if he or she breaches the non-competition obligations of Optionee's Employment Agreement then he or she shall pay damages to the Company, including, but not limited to an amount equal to the sum of: (a) the total of all pre-tax gains realized by Optionee as a result of the exercise of any portion of the Option and (b) the total of all pre-tax gains realized by Optionee as a result of the sale of any shares acquired by him/her through the exercise of any portion of the Option. IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by Robert Willett, its CEO, and President thereunto duly authorized, and the Optionee has hereunto set his or her hand and seal, all as of the day and year first above written. COGNEX CORPORATION By: /s/ Robert J. Willett CEO, President /s/ Laura A. MacDonald Optionee LAURA MACDONALD V: 12/16/11